UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2022

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into Material Definitive Agreement.
On October 24, 2022, Peoples Bancorp Inc., an Ohio corporation (“Peoples”), and Limestone Bancorp, Inc., a Kentucky corporation, (“Limestone”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a business combination whereby Limestone will merge with and into Peoples (the “Merger”), with Peoples as the surviving corporation in the Merger. Either immediately after the effective time of the Merger (the “Effective Time”), or such later time as Peoples determines, Limestone’s wholly-owned subsidiary bank, Limestone Bank, Inc., a Kentucky banking corporation (“Limestone Bank”) will merge with and into Peoples Bank, an Ohio chartered commercial bank and wholly-owned subsidiary of Peoples (“Peoples Bank”), with Peoples Bank as the surviving bank in the mergers. The Boards of Directors of Peoples and Limestone have approved the Merger and the Merger Agreement.
Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each share of the common stock, no par value, and the non-voting common stock, no par value, (“Limestone Common Stock”) issued and outstanding immediately prior to the Effective Time (except for Treasury Shares and Dissenting Shares (both as provided for in the Merger Agreement)), will be converted, in accordance with the procedures set forth in the Merger Agreement, into a 0.90 (the “Exchange Ratio”) of common shares, no par value, of Peoples (“Peoples Common Shares”) (the “Merger Consideration”).
Under the terms and subject to the conditions of the Merger Agreement, Peoples agreed to expand its Board of Directors by one director and fill the resulting vacancy at, or promptly following, the Effective Time with Limestone’s Chairman, W. Glenn Hogan, subject to Peoples’ standard corporate governance practices and standard director evaluation process.
The Merger Agreement contains customary covenants from Peoples and Limestone, including, among others, covenants relating to: (1) the conduct of Limestone’s business during the interim period between the execution of the Merger Agreement and the closing of the Merger; (2) Peoples’ and Limestone’s obligations to facilitate their respective shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby; (3) the recommendation by the Boards of Directors of Peoples and Limestone in favor of the approval by their respective shareholders of the Merger Agreement and the transactions contemplated thereby; and (4) Limestone’s non-solicitation obligations relating to alternative business combination transactions.
The Merger is expected to close in the second quarter of 2023, pending satisfaction of various closing conditions, including: (i) the receipt of shareholder adoption and approvals; (ii) authorization for listing on the NASDAQ of the Peoples Common Shares to be issued in the Merger; (iii) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Ohio Department of Financial Institutions; (iv) effectiveness of the registration statement on Form S-4 for the Peoples Common Shares to be issued in the Merger; and (v) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including: (a) subject to certain qualifications, the accuracy of the representations and warranties of Limestone in the case of Peoples, and of Peoples, in the case of Limestone; and (b) performance in all material respects by Limestone, in the case of Peoples, and by Peoples, in the case of Limestone, of its obligations under the Merger Agreement. The Merger Agreement contains certain termination rights for both Peoples and Limestone, and further provides that, upon termination of the Merger Agreement under specified circumstances, Limestone may be required to pay a termination fee to their counter-party of $8,300,000.
In connection with entering into the Merger Agreement, Peoples entered into customary support agreements with certain officers and members of Limestone’s board of directors in their capacities as shareholders of Limestone in addition to other key shareholders. Subject to the terms and conditions, and non-termination, of the support agreements, each such shareholder agreed, among other things, to vote all of the shares of Limestone Common Stock beneficially owned by such individuals in favor of the Merger upon the terms and subject to the conditions set forth in the support agreements.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this

Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further financial information about Peoples or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified that confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Peoples, Limestone or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by Peoples.
The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Limestone, Peoples, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement/prospectus of Limestone and of Peoples, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Limestone and Peoples make with the Securities and Exchange Commission (“SEC”).
Additional Information About the Merger
In connection with the proposed transaction, Peoples will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the shares of Peoples’ common stock to be issued to the shareholders of Limestone. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Peoples and Limestone in advance of the special meetings of shareholders that will be held to consider the proposed merger. PEOPLES AND LIMESTONE INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, LIMESTONE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.
Peoples and Limestone and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Limestone in connection with the proposed merger. Information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2022 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 17, 2022. Information about the directors and executive officers of Limestone is set forth in the proxy statement for Limestone’s 2022 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 14, 2022. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements
Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Merger between Peoples and Limestone, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of Peoples’ and Limestone's Annual Report on Form 10-K for the year ended December 31, 2021, as well as their other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.
Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Peoples and Limestone with the SEC, risks and uncertainties for Peoples, Limestone and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Limestone operations with those of Peoples will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of Peoples’ or Limestone’s shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on Peoples’, Limestone’s or the combined company's respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Peoples’ issuance of additional shares of Peoples common stock in connection with the Merger; the magnitude and duration of recovery from the COVID-19 pandemic and its ongoing impact on the global economy and financial market conditions and the business, results of operations and financial condition of Peoples, Limestone and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Peoples nor Limestone assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.
Item 2.02     Results of Operations and Financial Condition
On October 25, 2022, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended September 30, 2022. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Core non-interest expense:
Total non-interest expense	$52,253	$49,899	$57,860	$153,781	$135,746
Less: acquisition-related expenses	339	602	16,209	2,314	20,520
Less: pension settlement charges	139	—	143	139	143
Less: severance expenses	—	—	—	—	63
Less: COVID-19-related expenses	9	29	181	132	683
Less: Peoples Bank Foundation, Inc. contribution	—	—	—	—	500
Less: contract negotiation benefits	—	—	1,851	—	1,851
Core non-interest expense	$51,766	$49,268	$39,476	$151,196	$111,986

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Efficiency ratio:
Total non-interest expense	52,253	$49,899	57,860	153,781	135,746
Less: amortization of other intangible assets	2,023	2,034	1,279	5,765	3,267
Adjusted non-interest expense	$50,230	$47,865	$56,581	$148,016	$132,479

Total non-interest income	$20,366	$19,386	$16,346	$59,802	$49,070
Less: net gain (loss) on investment securities	21	(44)	(166)	107	(704)
Add: net loss on asset disposals and other transactions	(35)	(152)	(308)	(314)	(459)
Total non-interest income, excluding net gains and losses	$20,380	$19,582	$16,820	$60,009	$50,233

Net interest income	$67,051	$61,468	$42,578	$182,829	$117,816
Add: fully tax-equivalent adjustment (a)	387	414	351	1,116	970
Net interest income on a fully tax-equivalent basis	$67,438	$61,882	$42,929	$183,945	$118,786

Adjusted revenue	$87,818	$81,464	$59,749	$243,954	$169,019

Efficiency ratio	57.20%	58.76%	94.70%	60.67%	78.38%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$51,766	$49,268	$39,476	$151,196	$111,986
Less: amortization of other intangible assets	2,023	2,034	1,279	5,765	3,267
Adjusted core non-interest expense	$49,743	$47,234	$38,197	$145,431	$108,719

Adjusted revenue	$87,818	$81,464	$59,749	$243,954	$169,019

Efficiency ratio adjusted for non-core items	56.64%	57.98%	63.93%	59.61%	64.32%
`
(a) Tax effect is calculated using a 21.4% blended corporate income tax rate for September 30, 2022, 23.3% blended corporate income tax rate for June 30, 2022, and 22.3% blended corporate income tax rate for September 30, 2021.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	September 30,	June 30,	December 31,	September 30,	September 30,
	2022	2022	2021	2021	2021

Tangible equity:
Total stockholders' equity	$760,511	$786,824	$808,340	$845,025	$831,882
Less: goodwill and other intangible assets	328,428	328,132	341,865	291,009	295,415
Tangible equity	$432,083	$458,692	$466,475	$554,016	$536,467

Tangible assets:
Total assets	$7,005,854	$7,278,292	$7,239,261	$7,063,521	$7,059,752
Less: goodwill and other intangible assets	328,428	328,132	341,865	291,009	295,415
Tangible assets	$6,677,426	$6,950,160	$6,897,396	$6,772,512	$6,764,337

Tangible book value per common share:
Tangible equity	$432,083	$458,692	$466,475	$554,016	$536,467
Common shares outstanding	28,278,078	28,290,115	28,453,175	28,297,771	28,265,791

Tangible book value per common share	$15.28	$16.21	$16.39	$19.58	$18.98

Tangible equity to tangible assets ratio:
Tangible equity	$432,083	$458,692	$466,475	$554,016	$536,467
Tangible assets	$6,677,426	$6,950,160	$6,897,396	$6,772,512	$6,764,337

Tangible equity to tangible assets	6.47%	6.60%	6.76%	8.18%	7.93%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands, except per share data)	2022	2022	2021	2022	2021

Pre-provision net revenue:
Income (loss) before income taxes	$33,388	$31,735	$(7,930)	$94,661	$23,807
Add: provision for credit losses	1,776	—	8,994	1,776	7,333
Add: loss on OREO	105	32	32	138	32
Add: loss on investment securities	—	44	316	44	1,490
Add: loss on other assets	—	120	363	142	687
Add: net loss on other transactions	24	—	6	128	6
Less: recovery of credit losses	—	780	—	7,587	—
Less: gain on OREO	—	—	—	—	8
Less: gain on investment securities	21	—	150	151	786
Less: gain on other assets	94	—	93	94	258
Pre-provision net revenue	$35,178	$31,151	$1,538	$89,057	$32,303
Total average assets	$7,124,108	$7,121,663	$5,475,147	$7,103,979	$5,192,183

Pre-provision net revenue to total average assets (annualized)	1.96%	1.75%	0.11%	1.68%	0.83%

Weighted-average common shares outstanding – diluted	27,973,255	28,061,736	20,789,271	28,009,263	19,890,672
Pre-provision net revenue per common share – diluted	$1.25	$1.11	$0.07	$3.17	$1.61

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Annualized net income (loss) adjusted for non-core items:
Net income (loss)	$25,978	$24,888	$(5,758)	$74,443	$19,808
Add: loss on investment securities	—	44	166	—	704
Less: tax effect of loss on investment securities (a)	—	9	35	—	148
Less: gain on investment securities	21	—	—	107	—
Add: tax effect of net gain on investment securities (a)	4	—	—	22	—
Add: net loss on asset disposals and other transactions	35	152	308	314	459
Less: tax effect of net loss on asset disposals and other transactions (a)	7	32	65	66	96
Add: acquisition-related expenses	339	602	16,209	2,314	20,520
Less: tax effect of acquisition-related expenses (a)	71	126	3,404	486	4,309
Add: pension settlement charges	139	—	143	139	143
Less: tax effect of pension settlement charges (a)	29	—	30	29	30
Add: severance expenses	—	—	—	—	63
Less: tax effect of severance expenses (a)	—	—	—	—	13
Add: COVID-19-related expenses	9	29	181	132	683
Less: tax effect of COVID-19-related expenses (a)	2	6	38	28	143
Add: Peoples Bank Foundation, Inc. contribution	—	—	—	—	500
Less: tax effect of Peoples Bank Foundation, Inc. contribution (a)	—	—	—	—	105
Net income adjusted for non-core items (after tax)	$26,374	$25,542	$9,139	$76,648	$39,498

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income (loss)	$103,065	$99,825	$(22,844)	$99,530	$26,483
Annualized net income adjusted for non-core items (after tax)	$104,636	$102,449	$36,258	$102,478	$52,809
Return on average assets:
Annualized net income (loss)	$103,065	$99,825	$(22,844)	$99,530	$26,483
Total average assets	$7,124,108	$7,121,663	$5,475,147	$7,103,979	$5,192,183
Return on average assets	1.45%	1.40%	(0.42)%	1.40%	0.51%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$104,636	$102,449	$36,258	$102,478	$52,809
Total average assets	$7,124,108	$7,121,663	$5,475,147	$7,103,979	$5,192,183
Return on average assets adjusted for non-core items	1.47%	1.44%	0.66%	1.44%	1.02%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2021	2022	2021

Annualized net income (loss) excluding amortization of other intangible assets:
Net income (loss)	$25,978	$24,888	$(5,758)	$74,443	$19,808
Add: amortization of other intangible assets	2,023	2,034	1,279	5,765	3,267
Less: tax effect of amortization of other intangible assets (a)	425	427	269	1,211	686
Net income excluding amortization of other intangible assets (after tax)	$27,576	$26,495	$(4,748)	$78,997	$22,389

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income (loss)	$103,065	$99,825	$(22,844)	$99,530	$26,483
Annualized net income (loss) excluding amortization of other intangible assets (after tax)	$109,405	$106,271	$(18,837)	$105,619	$29,934

Average tangible equity:
Total average stockholders' equity	$797,859	$791,401	$627,783	$807,869	$595,918
Less: average goodwill and other intangible assets	329,482	329,243	232,361	321,043	213,232
Average tangible equity	$468,377	$462,158	$395,422	$486,826	$382,686

Return on average stockholders' equity ratio:
Annualized net income	$103,065	$99,825	$(22,844)	$99,530	$26,483
Average stockholders' equity	$797,859	$791,401	$627,783	$807,869	$595,918

Return on average stockholders' equity	12.92%	12.61%	(3.64)%	12.32%	4.44%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$109,405	$106,271	$(18,837)	$105,619	$29,934
Average tangible equity	$468,377	$462,158	$395,422	$486,826	$382,686

Return on average tangible equity	23.36%	22.99%	(4.76)%	21.70%	7.82%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Peoples Bancorp Inc. and Limestone Bancorp, Inc. dated as of October 24, 2022*
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 25, 2022 to discuss results of operations for the quarter ended September 30, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 28, 2022	By:/s/
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer